UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 29, 2021

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 1.01 Entry into a Material Definitive Agreement.
On October 29, 2021, Hawaiian Electric and Kalaeloa Partners L.P. (Kalaeloa), a limited partnership, entered into an Amended and Restated Power Purchase Agreement for Firm Dispatchable Capacity and Energy (Amended and Restated PPA). The Amended and Restated PPA amends and restates in its entirety the agreement between Hawaiian Electric and Kalaeloa dated October 1988 (Original Agreement), as amended by amendments number one through six, the most recent of which was entered into on October 12, 2004 (the Original Agreement as so amended, Amended Agreement). The Kalaeloa facility, which was completed in 1991, is a combined-cycle operation, consisting of two oil-fired combustion turbines (CTs) burning low sulfur fuel oil and a steam turbine that utilizes waste heat from the CTs (Facility). The Facility is designed to sell sufficient steam to be a qualifying facility under the Public Utility Regulatory Policies Act of 1978. The Facility provides essential reliability services, as Hawaiian Electric increases its reliance on intermittent renewable sources of energy. The Amended and Restated PPA also provides Hawaiian Electric with a mechanism to require the Facility to convert to the use of an alternative fuel, subject to certain conditions, should Hawaiian Electric deem it necessary or desirable, including for the purpose of meeting the requirements of the renewable portfolio standards law, greenhouse gas reduction requirements, or State of Hawaii energy policy objectives.
The Amended and Restated PPA provides for a term of 10 years from the date of approval of the Amended and Restated PPA from the Hawaii Public Utilities Commission (PUC), with the continued obligation during the term for Hawaiian Electric to purchase 208 megawatts (MW) of firm capacity, with the fixed capacity charge being reduced to $100/kilowatts (kW) per year for the full 208 MW, as compared to $164.35/kW per year for the first 180 MW and $112/kW per year for the additional 28 MW, under the Amended Agreement. Additionally, the price and structure for operations and maintenance charges under the Amended Agreement were replaced in the Amended and Restated PPA with a variable operations and maintenance charge of $0.005/kilowatt-hours (kWh) in 2022 dollars, escalating with the gross domestic product implicit price deflator (GDPIPD), a fixed operations and maintenance charge of $90/kW per year for 208 MW, and an overhaul component charge of $425/hour (in 2022 dollars) that each combustion turbine generation unit is operated plus the number of times that each combustion turbine starts multiplied by 20 during the calendar month, escalating with GDPIPD. In exchange, requirements for a minimum energy purchase were removed.
The Amended and Restated PPA also (i) includes updates and additions to the performance standards in the Amended Agreement which provide greater flexibility to Hawaiian Electric’s system operators in the dispatch of the Facility, (ii) requires Hawaiian Electric to reimburse Kalaeloa for any carbon (or similar) tax imposed in connection with its operation of the Facility, subject to the qualification that any order from the PUC approving the Amended and Restated PPA will not be acceptable to Hawaiian Electric if it does not allow Hawaiian Electric to recover such amounts through Hawaiian Electric’s Purchase Power Adjustment Clause, (iii) requires Kalaeloa to substitute the parent guaranty provided as operating period security with a letter of credit, (iv) requires Kalaeloa to engage in certain community engagement and outreach activities, and (v) updates the cybersecurity provisions.
Subject to limited exceptions, the effectiveness of the Amended and Restated PPA is subject to the satisfaction of certain conditions, including issuance by the PUC of an order approving the Amended and Restated PPA that is acceptable to Hawaiian Electric. When all such conditions have been satisfied, the Amended and Restated PPA will become effective and supersede the Amended Agreement. Before that time, the Amended and Restated PPA may be declared null and void by (A) either party if (i) PUC approval is not received, under certain conditions, within 12 months of submittal of the application for approval to the PUC, or within 18 months in the event of an appeal, or (ii) if the request for PUC approval is denied; or (B) Hawaiian Electric if Kalaeloa is in breach of any of its representations, warranties or covenants, which in the Company’s reasonable judgment, either has a material adverse effect on Kalaeloa’s ability to perform under the Amended and Restated PPA, or materially increases Hawaiian Electric’s operational, financial or reputational risk associated with the Amended and Restated PPA. Until the Amended and Restated PPA becomes effective and supersedes the Amended Agreement, the Amended Agreement will remain in effect.
The foregoing description of the Amended and Restated PPA is a summary and therefore does not include all of the terms and conditions of the agreement; thus, it is qualified in its entirety by reference to the full text of the Amended and Restated PPA, which will be filed as an exhibit to the registrant’s Annual Report on Form 10-K for fiscal year 2021.
HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s (ASB's) press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. The information on HEI's website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s Securities and Exchange Commission (SEC) filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2011-0351 for the Kalaeloa Amended and Restated PPA proceeding) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.
Forward-looking statements

This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic, political and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2020 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 and HEI’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: November 4, 2021	Date: November 4, 2021

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